UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 18, 2010
Bank of Commerce Holdings

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 Churn Creek Road Redding, California	96002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (530) 772-3952
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 © under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. February 17, 2010 Shares outstanding: 8,711,495

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
Bank of Commerce Holdings (the “Company”), in the course of conducting year end audit preparation, has determined that the accounting for the cash flows associated with mortgage loans held for sale and goodwill related to the stock purchase agreement with Simonich Corporation was inappropriate in our Quarterly Reports on Form 10-Q for the periods ended June 30, 2009 and September 30, 2009 (the “Original filings”).
This error affects the characterization of items within the Company’s statement of cash flows for those periods, but does not affect earnings, statements of income, and does not significantly affect the balance sheets.
As a result of discovering this error, the Company and its Audit and Qualified Legal Compliance Committee (“Audit Committee”) concluded on February 5, 2010 that the necessary characterization adjustments to correct previously issued financial statements included in the original filings to properly reflect the revised cash flow statements are material. As such, the Company has restated the consolidated financial statements for fiscal quarters ended June 30, 2009 and September 30, 2009, contained in the quarterly reports on Form 10-Q for each of those respective periods.
This instance is considered to be a material weakness in our disclosure controls and procedures particularly as it relates to the selection and application of accounting principles and specifically accounting for nonrecurring transactions. As a result of such conclusions, our management determined to restate our consolidated financial statements as of and for the three and six months ended June 30, 2009 and the three and nine months ended September 30, 2009. The restatements are included in Form 10-Q/A filed for the periods ended June 30, 2009 and September 30, 2009 and filed on February 09, 2010.
In conjunction with the decision to restate our financial statements, management re-evaluated our disclosure controls and procedures and concluded that these controls were not effective as of June 30, 2009 and September 30, 2009.
During the first quarter of 2010, in conjunction with preparing our annual financial statements, we are taking steps to identify, rectify and prevent the recurrence of the circumstances that resulted in our determination to restate prior period financial statements, including a review of accounting literature relating to non-recurring transactions. As part of this undertaking, we have consulted with our independent registered public accounting firm, will increase emphasis on continuing education for our accounting personnel and increased emphasis on reviewing applicable accounting literature, all relating to the selection and application of accounting principles pertaining to these areas.
The Company reiterates that these anticipated restatements will not affect the Company’s earnings or significantly affect the balance sheets for the applicable periods.
The Company’s principal financial officer and principal accounting officer discussed these matters with the Company’s independent registered public accounting firm.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 18, 2010	/s/ Samuel D. Jimenez
By: Samuel D. Jimenez Senior Vice President and Chief Financial Officer

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